Investor Update | Fourth Quarter 2022 Exhibit 99.1

Disclaimer This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T’s business, and management’s beliefs and assumptions. Statements regarding the potential effects of events or factors specific to M&T and/or the financial industry as a whole, as well as national and global events generally, on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements. Such statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control. As described further below, statements regarding M&T's expectations or predictions regarding M&T’s recent acquisition of People's United Financial Inc. are also forward-looking statements, including statements regarding the expected financial results, prospects, targets, goals and outlook. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“future factors") which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Examples of future factors include: the impact of the People's United transaction (as described in the next paragraph); economic conditions including inflation and supply chain issues; international conflicts and other events; the impact of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation and/or regulations affecting the financial services industry and/or M&T and its subsidiaries individually or collectively, including tax policy; regulatory supervision and oversight, including monetary policy and capital requirements; governmental and public policy changes; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price, product, and service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; containing costs and expenses; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements. In addition, future factors related to the acquisition of People's United include, among others: the outcome of any legal proceedings that may be instituted against M&T or its subsidiaries; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where M&T does business; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships; M&T's success in executing its business plans and strategies and managing the risks involved in the foregoing; the business, economic and political conditions in the markets in which M&T operates; and other factors that may affect future results of M&T. Future factors related to the acquisition also include risks, such as, among others: that there could be an adverse effect on M&T's ability to retain customers and retain or hire key personnel and maintain relationships with customers; that integration efforts may be more difficult or time-consuming than anticipated, including in areas such as sales force, cost containment, asset realization, systems integration and other key strategies; that profitability following the combination may be lower than expected including for possible reasons such as lower than expected revenues or higher or unexpected costs, charges or expenses resulting from the transaction; unforeseen risks that may exist; and other factors that may affect future results of M&T. These are representative of the future factors that could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other future factors. M&T provides further detail regarding these risks and uncertainties in its Form 10-K for the year-ended December 31, 2021, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date made, and M&T does not assume any duty and does not undertake to update forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Top 15 U.S.-based, commercial bank holding company, with national capabilities from our suite of specialty businesses and Wilmington Trust Seasoned management team and deeply embedded culture Superior profitability and earnings and dividend growth over multiple economic cycles Decades of top quartile loan and deposit growth Local scale leading to superior pricing on both sides of the balance sheet, above peer risk-adjusted NIM and credit outperformance Disciplined and efficient operator and prudent stewards of shareholder capital Growth driven by relentless focus on customers, talent, and delivering innovative capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities Financial Highlights 3Q22 Symbol MTB Stock Price * $169.10 Market Capitalization * $29.2B P/TBV * 2.0x Total Assets $198B Deposits $164B Loans  $128B Branches ** 1,010 M&T – A High Performing Community-Focused Bank Notes: *Close of business 12/2/2022 ** Includes full-service domestic branches as of 9/30/2022

The M&T Story: A High Performing Community-Focused Bank… ….Our Operating Principles Our People Operating Principles Mission Outcomes Talent & Capabilities Customers & Communities Ongoing insourcing of new capabilities Local Scale Credit Discipline Operating & Capital Efficiency Long-term and deep customer relationships Stable low-cost deposit base with top share in core markets Lead bank share among middle market firms in key communities #1 or 2 share in 10 of 16 SBA districts within footprint Long-term credit costs well below industry averages Particular outperformance in stressed environments Underwriting standards consistent throughout credit cycles Prudent expense management Lower PPNR and credit volatility supports capital efficiency Return-oriented capital allocation – growth, dividends, buybacks, or acquisitions Our purpose - To make a difference in people’s lives  Our mission - We are a bank for communities ─ committed to improving the lives of our customers and all the communities we touch. Seasoned and broad expertise

ROTCE – 20 Years ROTCE (average) GAAP EPS Growth – 20 Years (CAGR) Dividend Growth – 20 Years (CAGR) 20 Years 10 Years 5 Years Average Min Source: S&P Global Market Intelligence. Notes: Historical data is through September 30, 2022. EPS and dividend growth exclude firms that were not publicly traded in 2002. M&T EPS growth of 5.4% excluding merger-related expense. See Appendix for reconciliation of GAAP and non-GAAP measures. Strong Financial Results Over the Long-Term

Delivering Superior Financial Results Over Decades Earnings & Dividend Growth: 1983 – 2021 Notes: CAGRs are from 1983 to 2021. FY 2021 operating EPS of $14.11 equals GAAP EPS of $13.80 plus the after-tax impact of amortization and merger-related expenses. See appendix for GAAP to non-GAAP reconciliation. 14% EPS CAGR 13% Dividend CAGR

M&T’s Business Model – Focus on Four Key Performance Indicators Note: All earnings annualized and operating except for PPNR. ROTCE, efficiency, and PPNR are non-GAAP measures and are reconciled in the appendix. Source: S&P Global Market Intelligence and company filings Net Interest Margin Operating Efficiency Ratio PPNR / RWA NCO / Average Loans MTB Peer Median

Disciplined return criteria – lending and investments Higher return earning asset mix Moderate dividend payout One of two S&P 500 banks to maintain dividend through the Great Financial Crisis Acquisitions that clearly present value creation History of accretive acquisitions Consistently return excess capital to investors Top quartile returns; best-in-class EPS growth How we think about capital allocation Results Prudent Stewards of Shareholders’ Capital

Loans: MTB Peer Median Quartile Commercial Real Estate 5% > 2% Top Commercial & Industrial 6% > 4% Top Residential Real Estate 6% > 3% Top Consumer 3% > 2% 2nd Total Loans 5% > 3% Top Deposits: Noninterest-Bearing 12% > 8% Top Interest-Bearing 5% > 3% Top Total Deposits 7% > 5% Top Delivering Growth Over Decades Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. EOP Loan and Deposit Growth per Share (2001-3Q22, CAGR) Source: S&P Global Market Intelligence.

Superior Credit Losses Through Multiple Economic Cycles NCO % of Loans Consistent credit standards through economic cycles Emphasis on secured lending: cash flow + collateral + guarantees Customer selection, supported by local market knowledge Working with customers to achieve best long-term outcome M&T Credit Philosophy While M&T’s long-term average nonaccrual rate has exceeded the peer median (1.1% vs. 0.9% for peers), its peak annual loss rate was 42% of the peer median – nonaccruals may not translate to losses “Great Financial Crisis” 2001 Recession S&L Crisis Source: S&P Global Market Intelligence and FRY9C. Note: Industry data represents all FDIC-insured institutions from the FDIC’s Quarterly Banking Profile. Average, max, and range are FY1990-FY2021. COVID 19 Pandemic M&T Peer Median Peer Range Industry

Best-In-Class Credit NCO Ratios Across All Portfolios Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. Source: S&P Global Market Intelligence and FRY9C. Note: Range measures the difference between the annual maximum and minimum for M&T and peers. Average, max, and range are FY2005-FY2021 Residential Real Estate Other CRE Other Consumer HELOC Construction C&I M&T Peer Median Peer Range

Rank Buffalo 1 Rochester 1 Bridgeport 2 Baltimore 2 Hartford 2 New Haven 2 Boston 8 Philadelphia 9 Washington 11 New York 16 Contiguous Branch Footprint… …With Market Leading Franchises… Top 10 MSAs by Deposits Top Northeast Banks by Branches(1) (1,008 branches) Local Scale in Key Markets in M&T Footprint … and Dense, Efficient Network Dense Northeast network covers a geography with only a 300-mile radius but approximately 22% of U.S. population and 25% of GDP Branches 1 Bank of America Corp. 1,094 2 JPMorgan Chase & Co. 1,027 3 M&T Bank Corp. 1,008 4 Citizens Financial Group 983 5 Toronto-Dominion Bank 934 6 Wells Fargo & Co. 905 7 PNC Financial Services 853 8 Truist Financial Corp. 694 9 Banco Santander SA 479 10 KeyCorp 434 Source: S&P Global Market Intelligence, FDIC Summary of Deposits (1) Top banks and thrifts by number of branches in Northeast / Mid-Atlantic regions (CT, DC, DE, MA, MD, ME, NH, NJ, NY, PA, RI, VA, VT, WV). M&T as of 9/30/2022, excludes two domestic branches outside of Northeast footprint Boston Hartford Bridgeport Stamford New York Wilmington Baltimore Washington Buffalo Rochester

Total Cost of Deposits Noninterest-bearing deposits represented 44% of 3Q 2022 average total deposits for M&T compared to 35% peer median 2002-3Q22 Average M&T 0.73% Peer Median 0.89% Difference -0.16% Noninterest Bearing Deposits / Total Deposits Local Scale Leads to Superior Deposit Franchise Sources: S&P Global Market Intelligence and FDIC M&T Peer Median Peer Range

Higher Returns Relative to Risk Risk Adjusted Net Interest Margin (NII less NCO % of AEA) MTB Peer Median Peer Range Source: S&P Global Market Intelligence and company filings See appendix for calculation of risk adjust net interest margin and list of peers

Meeting Evolving Needs: Talent Is the Greatest Differentiator Seasoned, Skilled, and Stable Digitally forward, locally focused Enhanced team with new skill sets including design engineers and anthropologists to solve problems & deliver solutions Partnerships with Fintechs to innovate and create customer solutions New Capabilities More than 40% of our Board of Directors team is diverse Several diversity recognition programs and initiatives Increasingly Diverse 19-year average tenure for executive management Talent development programs span 4 decades Only 3 CEOs, 4 CFOs, and 2 CCOs in 39 years Delivering for our customers

Delivering Innovative Capabilities… …as Technology Transformation Continues Our Technology transformation is centered around Three Key Dimensions {Talent} •Pivoted to mostly insourced technologists •Increasing Technology Development Program (TDP) hires •Perpetually upskilling and reskilling our technologists •Leveraging the Tech Academy to grow local non-traditional talent {Capabilities} •More resilient, more reliable and more productive •Continuous improvement and “progressive renovation” of core systems •Modernized systems across the bank with more distributed capabilities and cloud •Positioning as great partner for Fintechs {Agility} • Agile-at-scale methodology • Customer experience led, agile-built, data-driven •Decomposed each business line/division into its enduring capabilities •Monitor speed, efficiency, quality and customer satisfaction {Talent} {Capabilities} {Agility}

Our Focus on Customers, Communities and Innovation Pays Dividends Customer Focused Business Support $1.5 billion in community development loans, lines of credit, & investments 40 hours of paid volunteer time available to employees yearly $279 million in charitable contributions to not-for-profits over the past decade Introduced $43B, 5-year Community Growth Plan supporting LMI households and communities of color Launched $25 million Amplify Fund supporting organizations in marginalized communities Community Engagement Highest possible CRA rating from Federal Reserve since 1982 #1 or #2 SBA lender in 10 out of 16 markets One of seven banks nationally to receive a “Standout” rating in Greenwich’s Crisis Response Index 15 Greenwich Excellence & 3 Best Brand Awards in Small Business Banking 14 Greenwich Excellence & 3 Best Brand Awards for Middle Market Banking Top Rankings Long lasting relationships Offered pandemic-related mortgage loan relief to >129,000 customers Through the PPP program, funded >59K loans ($9.9 billion) and supported roughly 850K jobs in our local communities since 2020 Won 112 Greenwich Excellence awards in Small Business since 2011 Ranked #6 SBA Lender in the country 91% of M&T Small Business customers rated M&T as excellent or above average in overall satisfaction Launched Multicultural Small Business Innovation Lab to provide guidance and skills to help entrepreneurs expand and operate their businesses When our customers and communities succeed, we all succeed Note: All data points except SBA are for 2021. SBA rankings are for 2022.

A Bank for Communities & Making a Difference – Our ESG Commitment $638.4 million funded in renewable energy projects over the past three years $173.8 million in financing provided for renewable energy projects in 2021 18% reduction in our total electricity usage since 2017 21% reduction in Scope 1 and 2 GHG emissions since 2019 Environment $33.9 million awarded in charitable contributions $1.7 billion in lending to projects containing affordable housing Designated as one of the Best Places to Work for LGBTQ+ Equality by the Human Rights Campaign Foundation and one of the Best Places to Work for Disability Inclusion in the 2021 Disability Equality Index Social 94% of Board members were independent(3) 41% of Board members represented diverse groups(3) We are committed to complying with the highest standards of business ethics and integrity Governance Note: The above highlights can be found in our 2021 ESG report. A copy of this report can be found on our website at https://ir.mtb.com/esg-report 1) TCFD = Task Force on Climate-related Financial Disclosures and 2) SASB = Sustainability Accounting Standards Board 3) Data per proxy statement ESG Accomplishments and Highlights since Last Year 2021 ESG report included Inaugural TCFD(1) disclosure Second SASB(2) report Built a Centralized ESG Team Completed our 1st Materiality Assessment Defined Board and Management ESG Governance Established Renewable Energy and Carbon Reduction Targets Joined the Partnership for Carbon Accounting Financials (PCAF)

M&T – A High Performing Community-Focused Bank Top 15 U.S.-based, commercial bank holding company, with national capabilities from our suite of specialty businesses and Wilmington Trust Seasoned management team and deeply embedded culture Superior profitability and earnings and dividend growth over multiple economic cycles Decades of top quartile loan and deposit growth Local scale leading to superior pricing on both sides of the balance sheet, above peer risk-adjusted NIM and credit outperformance Disciplined and efficient operator and prudent stewards of shareholder capital Growth driven by relentless focus on customers, talent, and delivering innovative capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities

Current Themes & Key Messages

(2020/2021) Performance Through Unprecedented Environment Over Last 3 Years Increased Liquidity Built Capital People’s United Acquisition Built and Maintained Reserves Environmental Challenges Outperformance (1) M&T’s Response Faced with a challenging environment, M&T conservatively navigated the last three years while still outperforming the peer group. Low Rates Supply Chain Disruptions COVID Uncertainty Low Utilization Rates Tepid Loan Demand Source: S&P Global Market Intelligence Notes: (1) ROTCE and PPNR/RWA are the average ROTCE and PPNR/RWA from December 31, 2019 to September 30, 2022 and TBVPS growth is from December 31, 2019 to September 30, 2022. See Appendix for reconciliation of GAAP to operating. ROTCE PPNR / RWA TBVPS Growth Excluding AOCI Excluding AOCI

Managed Through Pandemic; Work Deploying “Dry Powder” Continues Excess Liquidity Excess Capital People’s United Acquisition 2020 and 2021 Announced acquisition of like-minded banking franchise with contiguous footprint Grew capital ratios to historical highs and highest in peer group Preserved liquidity in low-rate environment Maintained highest cash levels as a % of earning assets to our history and versus our peer group 2022+ Closed merger on April 1 Completed system conversion over Labor Day weekend Cultural integration Realization of financial synergies Status Ongoing Added $11.6 bln in securities from PBCT Purchased $8.1 bln in securities through Q3 Reduced high-cost debt/deposits Reduction of interest rate sensitivity Ongoing Repurchased $1.2 bln shares in through Q3 Board authorized $3 bln new share repurchase program Ongoing Ongoing

Work Toward Building Optimal Balance Sheet Structure Continues Optimizing Balance Sheet to Align with Operating Principles Permanent RRE C&I Consumer Securities Short-Term Investments(1) % of Interest Earning Assets Reducing Capital Intensive CRE Reduced legacy Construction and Investment Real Estate People’s contribution further decreased Construction concentration as a percent of loans Diversifying with increased Mix of C&I Grew legacy C&I Increased C&I loan diversity through People’s specialty lending businesses & C&I contribution Increasing Fixed Rate Exposure Continued Residential Mortgage retention Increased Securities concentration with 2022 purchases and People’s contribution Rebuilding hedge portfolio Notes: (1) Includes Interest-bearing deposits at banks, Federal funds sold and agreements to resell securities, and Trading Account PPP Total Earning Assets (EOP) $137B $178B Const. & Dev. Owner-Occ. CRE

Prudent Liquidity Management Protected Tangible Common Equity Measured and Thoughtful Deployment of Excess Liquidity Lower AOCI Hit Drives TBV Per Share Outperformance Rising interest rates in 2022 negatively impacted peer TCE and TBV M&T protected TCE and TBV, maintained elevated liquidity and upside from higher rates Peer banks deployed excess liquidity and extended duration into securities during a challenging rate environment M&T kept a reserve of “Dry Powder” to be used for securities purchases as the Federal Reserve has been increasing rates As recently as 1Q22, M&T was keeping nearly 80% of cash and securities in the form of deployable cash 2Q 2020 3Q 2022 Decline in TBV Per Share since 2021 Securities and Short-Term Investments % of Earning Assets 2Y TSY Yield: 0.2% 2Y TSY Yield: 3.4% Source: S&P Global Market Intelligence, company filings, and St. Louis Fed

Solid Performance in Key Metrics against Peers Note: All earnings annualized and operating except for PPNR. ROTCE, efficiency, and PPNR are non-GAAP measures and are reconciled in the appendix. Source: S&P Global Market Intelligence and company filings ROTCE % (ex-AOCI) 3Q22 Efficiency Ratio 3Q22 PPNR / RWA 3Q22 NCO / Loans 3Q22 Net Interest Margin 3Q22

Q4 2022 Trends Customer Deposit Rate Sensitivity Accelerates  Customer rate sensitivity behavior changing rapidly, driving betas higher Commercial customers shifting mix to higher yielding sweep products from demand deposits Consumer customers shifting mix to higher yielding CD's from savings/MMDA’s Capital Markets Headwinds  Higher rates and muted activity in equity and debt capital markets Trust Demand deposit levels below expectations Commercial mortgage banking and syndication fees below expectations Wholesale Funding and Liquidity  Increasing wholesale funding mix in debt stack as deposits and cash balances decline Increasing funding from brokered CD's, FHLB and Holdco and bank level senior debt

Q4 2022 Outlook

Q3 2022 | Appendix

Key Ratios Notes: (1) The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains) (2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets.

Net Interest Margin Benefitting from Higher Rates Net Interest Income Net Interest Margin People’s United contributed $420 mln to TE NII in 2Q22 PAA of $34 mln in 3Q22, largely unchanged from $35 mln in 2Q22 Interest rate swaps decreased NII by $22 mln in 3Q22, compared to a $25 mln benefit in 2Q22, reflecting M&T’s planned reduction in asset sensitivity M&T managed a relatively stable NIM, excluding PPP and excess liquidity, during low-rate environment Higher rates and patient liquidity deployment aided M&T in 2022 with 3Q NIM expansion of 67 bps – top quartile NIM expansion and highest NIM amongst peers People’s Acquisition

Residential Mortgage Trends Mortgage Banking Servicing Adds Stability to Revenues Mortgage banking revenues serve as a natural hedge in different environments and can offset reductions in spread revenues Residential and commercial mortgage servicing revenues contribute more than 70% of total mortgage banking revenues and provide a stable revenue stream Began temporary program to retain residential mortgage originations on balance sheet in 3Q21, resulting in lower levels of gain on sale income Residential mortgage gain (loss) on sale since 3Q21 was largely driven by repooling of GNMA mortgages Commercial Fees Solid Contributor to Mortgage Revenue Total Mortgage Fee Mix – 3Q22 (TTM) Highlights Residential: 66% Commercial: 34%

Reconciliation of GAAP and Non-GAAP Measures Notes: Numbers may not foot due to rounding *Net of tax

Reconciliation of GAAP and Non-GAAP Measures Notes: Numbers may not foot due to rounding

Reconciliation of GAAP and Non-GAAP Measures Notes: Numbers may not foot due to rounding

M&T Peer Group PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp Huntington Bancshares Incorporated Zions Bancorporation, NA KeyCorp Truist Financial Corporation U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc. First Horizon National Corporation